EXHIBIT 10.14

SECOND AMENDMENT TO TERM LOAN AGREEMENT

THIS SECOND AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”) dated as of November 6, 2015, by and among BROADSTONE NET LEASE, LLC, a limited liability company organized under the laws of the State of New York (the “Borrower”), BROADSTONE NET LEASE, INC., a corporation organized under the laws of the State of Maryland (the “Parent”), each of the Lenders party hereto (the “Lenders”) and REGIONS BANK, an Alabama state banking corporation, as Administrative Agent (together with its successors and assigns, the “Administrative Agent”).

WHEREAS, the Borrower, Parent, the financial institutions from time to time party thereto (the “Lenders”), and the Administrative Agent have entered into that certain Term Loan Agreement dated as of May 24, 2013 (as amended and as in effect immediately prior to the effectiveness of this Amendment, the “Term Loan Agreement”), and desire to amend certain provisions of the Term Loan Agreement on the terms and conditions contained herein; and

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent desire to amend certain provisions of the Term Loan Agreement subject to the terms and conditions of this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendments to Term Loan Agreement. The parties hereto agree that the Term Loan Agreement is amended as follows:

(a)    The Term Loan Agreement is amended by adding the following definitions to Section 1.1. thereof in the appropriate alphabetical location:

“Anti-Corruption Laws” means all Applicable Laws of any jurisdiction concerning or relating to bribery, corruption or money laundering, including without limitation, the Foreign Corrupt Practices Act of 1977, as amended.

“Anti-Terrorism Laws” has the meaning given that term in Section 7.1.(aa).

“Existing Credit Agreements” means (a) that certain Credit Agreement dated as of October 2, 2012 by and among the Parent, the Borrower, the financial institutions party thereto, Manufacturers and Traders Trust Company, as the administrative agent, and the other parties thereto, as the same may be amended, extended, supplemented, restated, refinanced or replaced in writing from time to time, so long as it contains restrictions on encumbering assets and other material actions of the Loan Parties that are no more restrictive than those restrictions contained in the Loan Documents and (b) that certain Term Loan Agreement dated as of November 6, 2015, by and among the Borrower, the Parent, each of the financial institutions party thereto, SunTrust Bank, as Administrative Agent, and the other parties thereto, as the same may be amended, extended, supplemented, restated, refinanced or replaced in writing from time to time, so long as it contains restrictions on encumbering assets and other material actions of the Loan Parties that are no more restrictive than those restrictions contained in the Loan Documents.

“Patriot Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)).

“Permitted Negative Pledge” means (a) any Negative Pledge contained in an Existing Credit Agreement as in effect on the date hereof and (b) a Negative Pledge contained in any agreement that evidences unsecured Indebtedness which contains restrictions on encumbering assets that are substantially similar to, or no more restrictive than, those restrictions contained in the Loan Documents.

“Sanctioned Country” means, at any time, a country or territory which is, or whose government is, the subject or target of any Sanctions.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by any Governmental Authority of the United States of America, including without limitation, OFAC or the U.S. Department of State, or by the United Nations Security Council, the European Union or any other Governmental Authority, (b) any Person located, operating, organized or resident in a Sanctioned Country, (c) an agency of the government of a Sanctioned County or (d) any Person Controlled by any Person or agency described in any of the preceding clauses (a) through (c).

“Sanctions” means any sanctions or trade embargoes imposed, administered or enforced by any Governmental Authority of the United States of America, including without limitation, OFAC or the U.S. Department of State, or by the United Nations Security Council, the European Union or any other Governmental Authority.

(b)    The Term Loan Agreement is amended by deleting the term “Existing Credit Agreement” from Section 1.1.

(c)    The Term Loan Agreement is amended by restating the definitions of “Capitalization Rate”, “Governmental Authority” and “OFAC” set forth in Section 1.1. thereof in their entirety as follows:

“Capitalization Rate” means 7.75%.

“Governmental Authority” means any national, state or local government (whether domestic or foreign), any political subdivision thereof or any other governmental, quasi-governmental, judicial, administrative, public or statutory instrumentality, authority, body, agency, bureau, commission, board, department or other entity (including, without limitation, the Federal Deposit Insurance Corporation, the Comptroller of the Currency or the Federal Reserve Board, any central bank, any supra-national bodies such as the European Union or the European Central Bank, or any comparable authority) or any arbitrator with authority to bind a party at law.

“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.

(d)    The Term Loan Agreement is amended by deleting the reference to “capital markets” in the definition of “Financial Officer” set forth in Section 1.1. thereof and replacing it with “finance”.

(e)    The Term Loan Agreement is amended by adding the following sentence to the end of the definition of “LIBOR” set forth in Section 1.1. thereof:

If LIBOR determined as provided above would be less than zero, then for purposes of this Agreement, LIBOR shall be deemed to be zero.

(f)    Term Loan Agreement is amended by deleting the reference to “Property Removal” in Section 4.2.(b) thereof and replacing it with “Property Release”.

(g)    The Term Loan Agreement is amended by deleting the reference to “$250,000,000” in Section 4.2.(d) thereof and replacing it with “$300,000,000”.

(h)    The Term Loan Agreement is amended by restating Section 5.1.(a) thereof in its entirety to read as follows:

(a)    Capital Adequacy. If any Lender determines that compliance with any law or regulation (including any Regulatory Change) or with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) affects or would affect the amount of capital or liquidity required or expected to be maintained by such Lender, or any corporation controlling such Lender, as a consequence of, or with reference to, such Lender’s making or maintaining Loans below the rate which such Lender or such corporation controlling such Lender could have achieved but for such compliance (taking into account the policies of such Lender or such corporation with regard to capital), then the Borrower shall, from time to time, within thirty (30) days after written demand by such Lender, pay to such Lender additional amounts sufficient to compensate such Lender or such corporation controlling such Lender to the extent that such Lender determines such increase in capital is allocable to such Lender’s obligations hereunder.

(i)    The Term Loan Agreement is amended by deleting the reference to “Article 6.2.” in Section 5.4.(b) thereof and replacing it with “Section 6.2.”.

(j)    The Term Loan Agreement is amended by deleting the phrase “the aggregate amount of payments previously made by the Affected Lender under Section 2.3.(j) that have not been repaid, plus (z)” in Section 5.6. thereof.

(k)    The Term Loan Agreement is amended by restating Section 7.1.(n) thereof in its entirety to read as follows:

(n)    Absence of Default. None of (i) the Loan Parties is in default under its certificate or articles of incorporation or formation or any material provision of its bylaws, partnership agreement or other similar organizational documents, and (ii) the other Subsidiaries of the Parent is in default of any material provision under its certificate or articles of incorporation or formation or any material provision of its bylaws, partnership agreement or other similar organizational documents. No event has occurred, which has not been remedied, cured or waived: (A) which constitutes a Default or an

Event of Default; or (B) which constitutes, or which with the passage of time, the giving of notice, or both, would constitute, a default or event of default by, any Loan Party or any other Subsidiary under any agreement (other than this Agreement) or judgment, decree or order to which any such Person is a party or by which any such Person or any of its respective properties may be bound where such default or event of default could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l)    The Term Loan Agreement is amended by deleting the reference to “(“OFAC”)” in Section 7.1.(x) thereof.

(m)    The Term Loan Agreement is amended by adding the following subsection to the end of Section 7.1. thereof:

(aa)    Anti-Corruption Laws and Sanctions; Anti-Terrorism Laws. None of the Parent, the Borrower, any Subsidiary or, to the knowledge of the Parent and the Borrower, any of their respective directors, officers, employees and agents (i) is an “enemy” or an “ally of the enemy” within the meaning of Section 2 of the Trading with the Enemy Act of the United States, 50 U.S.C. App. §§ 1 et seq., as amended (the “Trading with the Enemy Act”) or (ii) is in violation of (A) the Trading with the Enemy Act, (B) any of the foreign assets control regulations of the United States Treasury Department or any enabling legislation or executive order relating thereto, including without limitation, Executive Order No. 13224, effective as of September 24, 2001 relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (C) the Patriot Act (collectively, the “Anti-Terrorism Laws”). The Parent has implemented and maintains in effect policies and procedures designed to ensure compliance by the Parent, the Borrower, their respective Subsidiaries and their respective directors, officers, employees and agents (in the case of directors, officers, employees and agents, acting solely in their capacity as such for the Parent, the Borrower or a Subsidiary, as applicable) with Anti-Corruption Laws, Anti-Terrorism Laws and applicable Sanctions, in each case to the extent applicable to such Persons. The Parent, the Borrower, their respective Subsidiaries and, to the knowledge of the Parent and the Borrower, their respective directors, officers, employees and agents (in the case of directors, officers, employees and agents, acting solely in their capacity as such for the Parent, the Borrower or a Subsidiary, as applicable) are in compliance with Anti-Corruption Laws, Anti-Terrorism Laws and applicable Sanctions in all material respects and to the extent applicable to such Persons. None of the Parent, the Borrower or any of their respective Subsidiaries is, or derives any of its assets or operating income from investments in or transactions with, a Sanctioned Person and, to the knowledge of the Parent and the Borrower, none of the respective directors, officers, employees or agents of the Parent, the Borrower or any of their respective Subsidiaries is a Sanctioned Person.

(n)    The Term Loan Agreement is amended by adding the following sentence to the end of Section 8.2. thereof:

The Parent will maintain in effect and enforce policies and procedures designed to ensure compliance by the Parent, the Borrower, their respective Subsidiaries and their respective directors, officers, employees and agents (in the case of directors, officers, employees and agents, acting solely in their capacity as such for the Parent, the Borrower or a Subsidiary, as applicable) with Anti-Corruption Laws, Anti-Terrorism Laws and applicable Sanctions, in each case to the extent applicable to such Persons.

(o)    The Term Loan Agreement is amended by adding the following sentence to the end of Section 8.8. thereof:

The Parent and the Borrower shall not use, and shall ensure that their respective Subsidiaries and their respective directors, officers, employees and agents (in the case of directors, officers, employees and agents, acting solely in their capacity as such for the Parent, the Borrower or a Subsidiary, as applicable) shall not use, the proceeds of any Loan in any manner that would result in a violation of any applicable Anti-Corruption Laws, Anti-Terrorism Laws or Sanctions.

(p)    The Term Loan Agreement is amended by deleting the reference to “Existing Credit Agreement” in Section 8.12.(b) thereof and replacing it with “Existing Credit Agreements”.

(q)    The Term Loan Agreement is amended by deleting the reference to “Termination” in Section 9.4.(e) thereof and replacing it with “Term Loan Maturity Date”.

(r)    The Term Loan Agreement is amended by deleting the reference to “Termination” in Section 9.4.(f) thereof and replacing it with “Term Loan Maturity Date”.

(s)    The Term Loan Agreement is amended by restating Section 10.1.(f) thereof in its entirety to read as follows:

(f)    Tangible Net Worth. The Parent shall not permit Tangible Net Worth at any time to be less than (i) $300,000,000 plus (ii) 85.0% of the Net Proceeds of all Equity Issuances effected after December 31, 2014 by the Parent or any of its Subsidiaries to any Person other than the Parent or any of its Subsidiaries.

(t)    The Term Loan Agreement is amended by deleting the reference to “$250,000,000” in Section 10.1.(j) thereof and replacing it with “$300,000,000”.

(u)    The Term Loan Agreement is amended by restating Section 10.2.(a) thereof in its entirety to read as follows:

(a)    Neither the Parent nor the Borrower shall, and neither the Parent nor the Borrower shall permit any other Loan Party or Subsidiary to, (i) create, assume, incur, permit or suffer to exist any Lien on any Borrowing Base Asset or any direct or indirect ownership interest of the Borrower in any Person owning any Borrowing Base Asset, now owned or hereafter acquired, except for Permitted Liens; or (ii) except for the Permitted Negative Pledges, permit any Borrowing Base Asset or any direct or indirect ownership interest of the Borrower or in any Person owning a Borrowing Base Asset, to be subject to a Negative Pledge if such Negative Pledge prohibits or purports to prohibit the creation of a Lien on such Borrowing Base Asset or ownership interest as security for the Obligations.

(v)    The Term Loan Agreement is amended by deleting the reference to “Existing Credit Agreement” in Section 10.3. thereof and replacing it with “Existing Credit Agreements”.

(w)    The Term Loan Agreement is amended by restating Section 11.1.(b)(i) thereof in its entirety to read as follows:

(i)    Any Loan Party shall fail to perform or observe any term, covenant, condition or agreement on its part to be performed or observed and contained in Section 8.1. (solely with respect to the existence of the Borrower), Section 8.13., Article IX. or Article X.; or

(x)    The Term Loan Agreement is amended by restating Section 11.1.(l)(ii) thereof in its entirety to read as follows:

(ii)    During any period of 12 consecutive months ending after the Agreement Date, individuals who at the beginning of any such 12-month period constituted the Board of Directors of the Parent (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Parent was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Parent then in office;

(y)    The Term Loan Agreement is amended by restating the tenth sentence of Section 12.1. thereof in its entirety to read as follows:

Not in limitation of the foregoing, the Administrative Agent may exercise any right or remedy it or the Lenders may have under any Loan Document upon the occurrence of a Default or an Event of Default unless the Requisite Lenders (or if required by the Loan Documents, all Lenders) have directed the Administrative Agent otherwise.

(z)    The Term Loan Agreement is amended by deleting each reference to “Affected Lender” in Section 13.7.(d) thereof and replacing each such reference with “Dissenting Lender”.

(aa)    The Term Loan Agreement is amended by adding the following sentence to the end of Section 13.10. thereof:

No Indemnified Party referred to above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnified Party as determined by a court of competent jurisdiction in a final, non-appealable judgment.

(bb)    The Term Loan Agreement is amended by deleting the reference to “Sections 3.10., 5.1., 5.4., 12.6., 13.2. and 13.10.” in Section 13.11. thereof and replacing it with “Sections 3.10., 5.1., 5.4., 12.6., 13.2., 13.3. and 13.10.”.

(cc)    The Term Loan Agreement is amended by restating the last sentence of Section 13.17. thereof in its entirety to read as follows:

Each of the Parent and the Borrower hereby waives, releases, and agrees not to sue the Administrative Agent or any Lender or any of the Administrative Agent’s or any Lender’s Affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement, any of the other Loan Documents, or any of the transactions contemplated by this Agreement or financed hereby.

(dd)    The Term Loan Agreement is amended by deleting Section 13.21. thereof in its entirety.

Section 2.     Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a)    a counterpart of this Amendment duly executed by the Borrower, the Parent, the Administrative Agent and Lenders constituting the Requisite Lenders;

(b)    a Guarantor Acknowledgement substantially in the form of Exhibit A attached hereto, executed by each Guarantor;

(c)    evidence that all fees, expenses and reimbursement amounts due and payable to the Administrative Agent in connection with this Amendment have been paid;

(d)    documentation evidencing that the Existing Credit Agreement dated October 2, 2012 (the “M&T Agreement”) has been amended such that the applicable terms of the Term Loan Agreement as amended by this Amendment (the “Amended Term Loan Agreement”) are consistent with the terms of the M&T Agreement and that the terms of the Amended Term Loan Agreement do not conflict with the terms of the M&T Agreement, including without limitation, amending the Negative Pledge provisions of the M&T Agreement to permit the Term Loan Agreement to provide for the Negative Pledge pursuant to Section 10.2. of the Term Loan Agreement on the same terms as such Negative Pledge in the M&T Agreement; and

(e)    such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3. Representations. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)    Authorization. The Parent, the Borrower and each other Loan Party has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment, to perform this Amendment, the Term Loan Agreement as amended by this Amendment and each of the other Loan Documents to which it is a party in accordance with their respective terms and to consummate the transactions contemplated hereby and thereby. This Amendment has been duly executed and delivered by the duly authorized officers of each Loan Party a party hereto and this Amendment, the Term Loan Agreement as amended by this Amendment and each of the other Loan Documents to which any of the Loan Parties are party, is a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

(b)    Compliance with Laws, etc. The execution and delivery of this Amendment and performance of this Amendment and the Term Loan Agreement as amended by this Amendment by any Loan Party a party hereto in accordance with their respective terms do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to the Parent, the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Loan Party, or any material indenture, agreement or other instrument to which the Parent, the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party other than in favor of the Administrative Agent for its benefit and the benefit of the Lenders.

(c)    No Default. No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment.

(d)    Representations. The representations and warranties made or deemed made by the Borrower or any other Loan Party in any Loan Document to which such Loan Party is a party are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on the date hereof except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall have been true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Term Loan Agreement.

Section 4. Certain References. Each reference to the Term Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Term Loan Agreement as amended by this Amendment.

Section 5. Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all reasonable, documented out-of-pocket costs and expenses (including attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 6. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 8. Effect. Except as expressly herein amended, the terms and conditions of the Term Loan Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only from the date as of which this Amendment is dated.

Section 9. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 10. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Term Loan Agreement as amended by this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Term Loan Agreement to be executed as of the date first above written.

BROADSTONE NET LEASE, LLC, a New York limited liability company

By:	Broadstone Net Lease, Inc.,
a Maryland corporation,
Managing Member

By:	/s/ Christopher J. Czarnecki
	Name:	Christopher J. Czarnecki
	Title:	President and Chief Financial Officer

BROADSTONE NET LEASE, INC., a Maryland corporation

By:	/s/ Christopher J. Czarnecki
	Name:	Christopher J. Czarnecki
	Title:	President and Chief Financial Officer

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[Signature Page to Second Amendment to Term Loan Agreement for Broadstone Net Lease, LLC]

REGIONS BANK, as Administrative Agent and as a Lender

By:	/s/ Paul E. Burgan
	Name:	Paul E. Burgan
	Title:	Vice President

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[Signature Page to Second Amendment to Term Loan Agreement for Broadstone Net Lease, LLC]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Andrew W. Hussion
	Name:	Andrew W. Hussion
	Title:	Director

[Signature Page to Second Amendment to Term Loan Agreement for Broadstone Net Lease, LLC]

BANK OF MONTREAL, as a Lender

By:	/s/ Gwendolyn Gatz
	Name:	Gwendolyn Gatz
	Title:	Vice President

[Signature Page to Second Amendment to Term Loan Agreement for Broadstone Net Lease, LLC]

SUNTRUST BANK, as a Lender

By:	/s/ Francine Glandt
	Name:	Francine Glandt
	Title:	Senior Vice President

[Signature Page to Second Amendment to Term Loan Agreement for Broadstone Net Lease, LLC]

CITIZENS, N.A., as a Lender

By:	/s/ Craig Aframe
	Name:	Craig Aframe
	Title:	Vice President

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of November [    ], 2015 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of REGIONS BANK, as Administrative Agent the “Administrative Agent”) and each “Lender” a party to the Term Loan Agreement referred to below (the “Lenders”).

WHEREAS, Broadstone Net Lease, LLC, a limited liability company organized under the laws of the State of New York (the “Borrower”), Broadstone Net Lease, Inc., a corporation organized under the laws of the State of Maryland (the “Parent”), the Lenders, the Administrative Agent and certain other parties have entered into that certain Term Loan Agreement dated as of May 24, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of May 24, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Term Loan Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Parent, the Administrative Agent and the Lenders are to enter into a Second Amendment to Term Loan Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Term Loan Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty, acknowledges and agrees that each of the new Term Loans made by the Lenders in connection with the Amendment constitute “Obligations” under the Term Loan Agreement and a continuing obligation of each Guarantor under the Guaranty, and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2. Governing Law. THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3. Counterparts. This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

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IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

BROADSTONE NET LEASE, INC.

By:
Name:
Title:

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BROADSTONE 2020EX TEXAS, LLC,
a New York limited liability company
BROADSTONE AI MICHIGAN, LLC,
a New York limited liability company
BROADSTONE APLB BRUNSWICK, LLC,
a New York limited liability company
BROADSTONE APLB MINNESOTA, LLC,
a New York limited liability company
BROADSTONE APLB SARASOTA, LLC,
a New York limited liability company
BROADSTONE APLB VIRGINIA, LLC,
a New York limited liability company
BROADSTONE ASDCW TEXAS, LLC,
a New York limited liability company
BROADSTONE BFW MINNESOTA, LLC,
a New York limited liability company
BROADSTONE BK EMPORIA, LLC,
a New York limited liability company
BROADSTONE BK VIRGINIA, LLC,
a New York limited liability company
BROADSTONE BNR ARIZONA, LLC,
a New York limited liability company
BROADSTONE CABLE, LLC,
a New York limited liability company
BROADSTONE DQ VIRGINIA, LLC,
a New York limited liability company
BROADSTONE PJ RLY, LLC,
a New York limited liability company
BROADSTONE SEC NORTH CAROLINA, LLC,
a New York limited liability company

By: Broadstone Net Lease, LLC,
a New York limited liability company,
its sole member

By: Broadstone Net Lease, Inc.
a Maryland corporation,
its managing member

By:
Name:	Christopher J. Czarnecki
Title:	President and Chief Financial Officer

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BROADSTONE CFW TEXAS, LLC,
a New York limited liability company
BROADSTONE EA OHIO, LLC,
a New York limited liability company
BROADSTONE EO BIRMINGHAM I, LLC,
a New York limited liability company
BROADSTONE EO BIRMINGHAM II, LLC,
a New York limited liability company
BROADSTONE EWD ILLINOIS, LLC,
a New York limited liability company
BROADSTONE FDT WISCONSIN, LLC,
a New York limited liability company
BROADSTONE FILTER, LLC,
a New York limited liability company
BROADSTONE FMFP TEXAS B2, LLC,
a New York limited liability company
BROADSTONE FMFP TEXAS B3, LLC,
a New York limited liability company
BROADSTONE GCSC FLORIDA, LLC,
a New York limited liability company
BROADSTONE JLC MISSOURI, LLC,
a New York limited liability company
BROADSTONE KNG OKLAHOMA, LLC,
a New York limited liability company
BROADSTONE LGC NORTHEAST, LLC,
a New York limited liability company
BROADSTONE MCW WISCONSIN, LLC,
a New York limited liability company
BROADSTONE MD OKLAHOMA, LLC,
a New York limited liability company
BROADSTONE MED FLORIDA, LLC,
a New York limited liability company

By: Broadstone Net Lease, LLC,
a New York limited liability company,
its sole member

By: Broadstone Net Lease, Inc.
a Maryland corporation,
its managing member

By:
Name:	Christopher J. Czarnecki
Title:	President and Chief Financial Officer

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BROADSTONE NDC FAYETTEVILLE, LLC,
a New York limited liability company
BROADSTONE NI NORTH CAROLINA, LLC,
a New York limited liability company
BROADSTONE PCSC TEXAS, LLC,
a New York limited liability company
BROADSTONE PY CINCINNATI, LLC,
a New York limited liability company
BROADSTONE RM MISSOURI, LLC,
a New York limited liability company
BROADSTONE ROLLER, LLC,
a New York limited liability company
BROADSTONE SOE RALEIGH, LLC,
a New York limited liability company
BROADSTONE SNC OK TX, LLC,
a New York limited liability company
BROADSTONE TA TENNESSEE, LLC,
a New York limited liability company
BROADSTONE TB JACKSONVILLE, LLC,
a New York limited liability company
BROADSTONE TB SOUTHEAST, LLC,
a New York limited liability company
BROADSTONE TB TN, LLC,
a Delaware limited liability company
BROADSTONE TR FLORIDA, LLC,
a New York limited liability company
BROADSTONE IELC TEXAS, LLC,
a New York limited liability company
BROADSTONE AUGUST FAMILY UPREIT OH PA, LLC,
a New York limited liability company

By: Broadstone Net Lease, LLC,
a New York limited liability company,
its sole member

By: Broadstone Net Lease, Inc.
a Maryland corporation,
its managing member

By:
Name:	Christopher J. Czarnecki
Title:	President and Chief Financial Officer

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[Signature Page to Broadstone Guarantor Acknowledgement-continued]

BROADSTONE TSGA KENTUCKY, LLC,
a New York limited liability company
BROADSTONE WI ALABAMA, LLC,
a New York limited liability company
BROADSTONE WI APPALACHIA, LLC,
a New York limited liability company
BROADSTONE WI EAST, LLC,
a New York limited liability company
GRC LI TX, LLC,
a Delaware limited liability company
TB TAMPA REAL ESTATE, LLC,
a New York limited liability company
BROADSTONE SC ILLINOIS, LLC,
a New York limited liability company
BROADSTONE SNI EAST, LLC,
a New York limited liability company
BROADSTONE RA CALIFORNIA, LLC,
a New York limited liability company
BROADSTONE PC MICHIGAN, LLC,
a New York limited liability company
BROADSTONE DHCP VA AL, LLC,
a New York limited liability company
BROADSTONE GC KENTUCKY, LLC,
a New York limited liability company
BROADSTONE WI GREAT PLAINS, LLC,
a New York limited liability company
BROADSTONE SNI GREENWICH, LLC,
a New York limited liability company
BROADSTONE BW TEXAS, LLC,
a New York limited liability company
BROADSTONE SF MINNESOTA, LLC,
a New York limited liability company

By: Broadstone Net Lease, LLC,
a New York limited liability company,
its sole member

By: Broadstone Net Lease, Inc.
a Maryland corporation,
its managing member

By:
Name:	Christopher J. Czarnecki
Title:	President and Chief Financial Officer

[Signatures Continued on Next Page]

[Signature Page to Broadstone Guarantor Acknowledgement-continued]

BROADSTONE BEC TEXAS, LLC,
a New York limited liability company
BROADSTONE OP OHIO, LLC,
a New York limited liability company
BROADSTONE IS HOUSTON, LLC,
a New York limited liability company
BROADSTONE SPS UTAH, LLC,
a New York limited liability company
BROADSTONE NSC TEXAS, LLC,
a New York limited liability company
BROADSTONE HLC MIDWEST, LLC,
a New York limited liability company
BROADSTONE PP ARKANSAS, LLC,
a New York limited liability company
BROADSTONE BT SOUTH, LLC,
a New York limited liability company
BROADSTONE MHH MICHIGAN, LLC,
a New York limited liability company
BROADSTONE PEARL, LLC,
a New York limited liability company
BROADSTONE APLB SC, LLC,
a New York limited liability company
BROADSTONE APLB UTAH, LLC,
a New York limited liability company
BROADSTONE BFC MARYLAND, LLC,
a New York limited liability company
BROADSTONE AC WISCONSIN, LLC,
a New York limited liability company
BROADSTONE STI MINNESOTA, LLC,
a New York limited liability company
BROADSTONE APM FLORIDA, LLC,
a New York limited liability company
BROADSTONE MFEC FLORIDA, LLC,
a New York limited liability company
BROADSTONE TB NORTHWEST, LLC,
a New York limited liability company
NWR REALTY LLC,
a Washington limited liability company
BROADSTONE CI WEST, LLC,
a New York limited liability company

By:
Name:	Christopher J. Czarnecki
Title:	President and Chief Financial Officer

[Signatures Continued on Next Page]

[Signature Page to Broadstone Guarantor Acknowledgement-continued]

BROADSTONE CC PORTFOLIO, LLC,
a New York limited liability company
BROADSTONE LC FLORIDA, LLC,
a New York limited liability company
BROADSTONE BEF PORTFOLIO, LLC,
a New York limited liability company
BROADSTONE BW ARKANSAS, LLC,
a New York limited liability company
BROADSTONE BW WINGS SOUTH, LLC,
a New York limited liability company
BROADSTONE FHS TEXAS, LLC,
a New York limited liability company
BROADSTONE JFR PORTFOLIO, LLC,
a New York limited liability company
BROADSTONE KINSTON, LLC,
a New York limited liability company

By:
Name:	Christopher J. Czarnecki
Title:	President and Chief Financial Officer